EXHIBIT 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the accompanying Quarterly Report on Form 10-Q of Bridge Capital Holdings for the quarter ended June 30, 2005, I, Daniel P. Myers, President and Chief Executive Officer of Bridge Capital Holdings, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Bridge Capital Holdings.



Date: August 4, 2005
                                       /s/ DANIEL P. MYERS
                                           _____________________________________
                                           Daniel P. Myers
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)